UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2065 Hamilton Avenue
San Jose, California 95125
(Address of principal executive offices)

(408) 376-7400
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously reported, in the first quarter of 2014 we (i) changed our reportable segments based upon the integration of our Magento platform into our Enterprise segment and (ii) revised internal management reporting of certain Marketplaces transactions to align more closely with our related operating metrics. The sole purpose of this Form 8-K is to retrospectively reflect those changes (as described in Note 5 set forth in Exhibit 99.2) for the years ended 2013, 2012 and 2011.  Consolidated financial results remain the same as previously reported.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2013, 2012 and 2011
99.2	Consolidated Financial Statements of eBay Inc. for the years ended December 31, 2013, 2012 and 2011
99.3	Report of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: July 18, 2014	/s/ Michael R. Jacobson
Michael R. Jacobson
Title: Senior Vice President, Legal Affairs,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2013, 2012 and 2011
99.2	Consolidated Financial Statements of eBay Inc. for the years ended December 31, 2013, 2012 and 2011
99.3	Report of PricewaterhouseCoopers LLP